Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT, CONSENT AND CONFIRMATION AGREEMENT

This FOURTH AMENDMENT, CONSENT AND CONFIRMATION AGREEMENT (this “Agreement”) is entered into as of November 7, 2022, among ATN INTERNATIONAL, INC., a Delaware corporation (“Borrower”), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), COBANK, ACB, as Administrative Agent (“Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (collectively, the “Lenders”).

RECITALS

WHEREAS, Borrower, the Guarantors and the Lenders (as defined therein) have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of December 19, 2014, as amended or modified by, as applicable, (i) that certain Amendment, Consent and Confirmation Agreement, dated as of January 11, 2016, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (ii) that certain Consent Agreement, dated as of February 21, 2017, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (iii) that certain Second Amendment and Confirmation Agreement, dated as of April 14, 2017, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (iv) that certain Joinder Agreement, dated as of April 10, 2019, among the New Subsidiaries (as defined therein), the Guarantors (as defined therein), the Pledgors (as defined therein), Borrower and Administrative Agent, (v) that certain Third Amendment and Confirmation Agreement, dated as of April 10, 2019, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (vi) that certain Guarantor Joinder Agreement, dated as of September 30, 2019, among the New Subsidiary (as defined therein), the Guarantors (as defined therein), the Pledgors (as defined therein), Borrower and Administrative Agent, (vii) that certain Consent and Confirmation Agreement, dated as of February 27, 2020, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (viii) that certain Guarantor Joinder Agreement, dated as of February 28, 2020, among the New Subsidiary (as defined therein), the Guarantors, (ix) that certain Consent, Release and Confirmation Agreement, dated as of March 26, 2020, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, and (x) that certain Consent and Confirmation Agreement, dated as of June 25, 2020, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (as so amended and modified, and as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”);

WHEREAS, Borrower owns the issued and outstanding membership interests of Commnet Wireless, LLC, a Delaware limited liability company (“Commnet”), which is a Guarantor and a Loan Party under the Credit Agreement and a Grantor under the Pledge and Security Agreement;

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WHEREAS, Borrower owns all of the issued and outstanding equity interests of Commnet Broadband, LLC, a Delaware limited liability company (“Commnet Broadband”), which is currently an Excluded Subsidiary under the Credit Agreement;

WHEREAS, Borrower owns all of the issued and outstanding equity interests of Alloy, Inc., a Delaware corporation (“Alloy”), which is currently an Excluded Subsidiary under the Credit Agreement;

WHEREAS, Borrower desires to contribute 100% of its ownership interests in Commnet and Commnet Broadband to Alloy (the “Alloy Contribution”) within 120 days of the consummation of the Sacred Wind Acquisition (defined below);

WHEREAS, Alloy has entered into that certain Stock Purchase Agreement, dated as of July 26, 2022 (the “Stock Purchase Agreement”) by and among Alloy, Sacred Wind Enterprises, Inc., a New Mexico corporation (the “Target”), the SWE Employee Stock Ownership Trust (the “ESOT”), Sacred Wind Holdings, LLC, a Delaware limited liability company (“Unity HoldCo”), the individual sellers named therein (the ESOT, such individual sellers and Unity HoldCo, the “Sellers”) and Joseph Badal, an individual residing in New Mexico, as representative of the Sellers, pursuant to which Alloy will acquire 100% of the issued and outstanding shares of the Target (such acquisition, the “Sacred Wind Acquisition”);

WHEREAS, in connection with the Sacred Wind Acquisition, the Sellers will collectively receive up to 6% of the issued and outstanding equity interests of Alloy in the form of Series A Preferred Stock (the “Seller Equity”);

WHEREAS, in connection with the Sacred Wind Acquisition, Alloy also desires to (i) implement an equity incentive plan (the “Alloy Incentive Plan”), pursuant to which up to 10% of the common stock of Alloy or common stock equivalents structured as phantom stock grants with cash payments (collectively, the “Incentive Grants”) will be made available to officers and employees of Alloy or its Subsidiaries (any person who holds an equity interest in Alloy pursuant to the Alloy Incentive Plan, together with the Sellers, individually, a “Minority Owner”), and (ii) amend and restate or otherwise modify the governing documents of certain of the Target, Alloy, Commnet and Commnet Broadband to reflect Alloy Contribution, the Seller Equity and the Alloy Incentive Plan (the “Amended and Restated Organizational Documents”);

WHEREAS, pursuant to Section 3.7 of the Credit Agreement, each of Borrower and Commnet are restricted from making certain Asset Dispositions, including the issuance of the Seller Equity and the Incentive Grants;

WHEREAS, pursuant to the Secure and Trusted Communications Networks Act of 2019, Commnet, NTUA Wireless, LLC, and Vitelcom Cellular, Inc. d/b/a Viya Wireless (collectively, the “Replace and Remove Applicants”) have qualified for an allocation for removal and replacement of certain equipment (the “Replace and Remove Project”);

WHEREAS, the Replace and Remove Applicants anticipate receiving invoices from applicable equipment vendors in connection with the Replace and Remove Project (the “Replace and Remove Invoices”);

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WHEREAS, Borrower wishes to enter into unsecured guarantees (the “Replace and Remove Guarantees”) in favor of such applicable equipment vendors for the obligations of the applicable Replace and Remove Applicant in connection with the Replace and Remove Project, in an aggregate maximum amount of $75,000,000 at any time outstanding;

WHEREAS, pursuant to Section 3.4 of the Credit Agreement, the Borrower is restricted from entering into certain Contingent Obligations, including the Replace and Remove Guarantees;

WHEREAS, Borrower has requested and Administrative Agent and the Lenders (which constitute Requisite Lenders) have agreed, subject to the terms and conditions provided herein, to consent to Replace and Remove Invoices (to the extent the same constitutes Indebtedness prohibited by Section 3.1 of the Credit Agreement), the Replace and Remove Guarantees, the issuance of the Seller Equity and the issuance of the Incentive Grants pursuant to the Alloy Incentive Plan;

WHEREAS, Borrower has requested and Administrative Agent and the Lenders (which constitute Requisite Lenders) have agreed, subject to the terms and conditions provided herein, to amend the definition of Total Net Leverage Ratio in order to accommodate the Replace and Remove Guarantees and the Replace and Remove Invoices;

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of Borrower, the Guarantors, Administrative Agent and the Lenders hereby agrees as follows:

SECTION 1. Defined Terms; Recitals. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The recitals set forth above are hereby incorporated into this Amendment as if set forth at length herein.

SECTION 2. Consents. Borrower has requested the consent of Administrative Agent and the Lenders to permit (A) the Replace and Remove Invoices of any Replace and Remove Applicant (to the extent such Replace and Remove Invoices constitute Indebtedness prohibited by Section 3.1 of the Credit Agreement) to the extent the Replace and Remove Invoices relevant to any Replace and Remove Applicant subject to Section 3.1 do not exceed the then applicable Available Approved Prorated Allocation (as defined in Section 3 of the Agreement below) of such Replace and Remove Applicant, (B) the Replace and Remove Guarantees, (C) the issuance of the Seller Equity, and (D) the issuance of the Incentive Grants pursuant to the Alloy Incentive Plan, (the consents to clauses (A), (B), (C) and (D), collectively, the “Consents”). In reliance on (a) the representations and warranties of Borrower and the Guarantors contained in this Agreement and in connection with the request of Borrower for the Consents and (b) the agreements of the parties set forth below, Administrative Agent and the Lenders hereby grant the Consents; provided, that (1) the Replace and Remove Guarantees will be in a maximum aggregate amount outstanding at any time not in excess of $75,000,000, (2) the Replace and Remove Guarantees will be unsecured, (3) Alloy is joined as a Guarantor and a Loan Party under the Credit Agreement and Grantor under the Pledge and Security Agreement concurrent with or prior to the consummation of the Alloy Contribution and the Target and its Subsidiaries (other than Excluded Subsidiaries) be joined as Guarantors and Loan Parties under the Credit Agreement and Grantors under the Pledge and Security Agreement pursuant to the terms and conditions of the Loan Documents, (4)

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within 120 days of the first issuance of either the Seller Equity or the Incentive Grants pursuant to the Alloy Incentive Plan, Alloy will own 100% of the Equity Interests of Commnet on a fully diluted basis and any options or other rights issued with respect to the Equity Interests of Commnet pursuant to any equity incentive plan shall have been terminated, (5) no additional Equity Interests in Commnet will be issued to any Person other than Alloy, and (6) the Alloy Incentive Plan shall be in a form reasonably acceptable to the Administrative Agent.

SECTION 3. Amendments.

(A)A new definition of “Available Approved Prorated Allocation” is hereby added to Section 10.1 in the appropriate alphabetical order:

“Available Approved Prorated Allocation” means, as of any date of determination, the result of (i) the amount of cash funds (a) approved by the FCC to be received by a Replace and Remove Applicant and (b) for which cash funds have been allocated by the U.S. Congress (after giving effect to any applicable budgetary proration), in each case, pursuant to the Secure and Trusted Communications Networks Act of 2019 or similar Applicable Law minus (ii) the amount of cash funds such Replace and Remove Applicant has received pursuant to the Secure and Trusted Communications Networks Act of 2019 or similar Applicable Law.

(B)A new definition of “Replace and Remove Applicants” is hereby added to Section 10.1 in the appropriate alphabetical order:

“Replace and Remove Applicants” means, collectively, Commnet Wireless, LLC, NTUA Wireless, LLC, and Vitelcom Cellular, Inc. d/b/a Viya Wireless.

(C)A new definition of “Replace and Remove Guarantees” is hereby added to Section 10.1 in the appropriate alphabetical order:

“Replace and Remove Guarantees” means unsecured guarantees by the Borrower in favor of the applicable equipment vendors for the obligations of a Replace and Remove Applicant in connection with the Replace and Remove Project in a maximum aggregate amount outstanding at any time not to exceed $75,000,000.

(D)A new definition of “Replace and Remove Invoices” is hereby added to Section 10.1 in the appropriate alphabetical order:

“Replace and Remove Invoices” means invoices owed by a Replace and Remove Applicant to an applicable equipment vendor in connection with the Replace and Remove Project.

(E)A new definition of “Replace and Remove Project” is hereby added to Section 10.1 in the appropriate alphabetical order:

“Replace and Remove Project” means the project in connection with the allocation for removal and replacement of certain equipment that the Replace and Remove Applicants

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have qualified for pursuant to the Secure and Trusted Communications Networks Act of 2019.

(F)The definition of “Total Net Leverage Ratio” in Section 10.1 is amended and restated in its entirety to read as follows:

“Total Net Leverage Ratio” means, as of the date of calculation, the ratio derived by dividing (A) the result of (x) Indebtedness (other than (i) as described in clause (H) of the definition of Indebtedness, (ii) to the extent related to or supporting the Indebtedness described in clause (H) of such definition, as described in clauses (K), (L), (M) and (N) of the definition of Indebtedness, (iii) excluding for purposes of clause (L) of the definition of Indebtedness, the Replace and Remove Guarantees to the extent that the Replace and Remove Guarantees relevant to any Replace and Remove Applicant do not exceed the then applicable Available Approved Prorated Allocation with respect to such Replace and Remove Applicant, and (iv), without duplication of clause (iii) hereof and to the extent constituting Indebtedness of the Borrower and its Restricted Subsidiaries on a consolidated basis, any Replace and Remove Invoices to the extent the Replace and Remove Invoices relevant to any Replace and Remove Applicant do not exceed the then applicable Available Approved Prorated Allocation of such Replace and Remove Applicant, minus (y) the aggregate of the Unrestricted Pledged Cash of Borrower and its Domestic Subsidiaries in excess of $25,000,000; provided that, as of the date of determination, the aggregate amount of any Unrestricted Pledged Cash subtracted under this subclause (y) shall not exceed $125,000,000, by (B) EBITDA.

(G)Exhibit 4.2(C) is amended and restated in its entirety as set forth on Exhibit 4.2(C) attached hereto.

SECTION 4. No Novation. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect. On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

SECTION 5. Representations and Warranties. In order to induce Administrative Agent and the Lenders to agree to the Consents and Amendments contained in this Agreement, each Loan Party hereby jointly and severally represents and warrants as follows:

(A)Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization,

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moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity.

(B)The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,
(1)require any Governmental Approval (except as previously obtained) or violate any Applicable Law relating to such Loan Party;
(2)materially conflict with, result in a material breach of or constitute a material default under the organizational documents of such Loan Party;
(3)conflict with, result in a breach of or constitute a default under any Governmental Approval relating to such Person except as would not reasonably be expected to have a Material Adverse Effect; or
(4)result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.
(C)The recitals set forth above are true and correct in all material respects. The representations and warranties of such Loan Party set forth in the Loan Documents (after giving effect to the consents and amendments contained in this Agreement) are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, provided, that such representations and warranties (i) that relate solely to an earlier date are true and correct as of such earlier date and (ii) are true and correct in all respects if they are qualified by a materiality standard.
(D)No Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving effect to the consents and amendments contained in this Agreement.
(E)The governing documents of Alloy, including the Stockholder’s Agreement (as such term is defined in the Stock Purchase Agreement and is referred to in this Amendment as, the “Alloy Shareholder Agreement”) and the Alloy Incentive Plan, provide (or will provide once the Alloy Incentive Plan is adopted) that Alloy may sell any or all of its assets, pledge any or all of its assets and merge, in each case, without the consent of any Minority Owner of Alloy (or, if subject to a vote including the Minority Owners of Alloy, such vote is proportional based on relative percentage equity interest ownership).
(F)Borrower (or its affiliate) is able to pledge its equity interests in Alloy without the consent of any Minority Owner of Alloy.
(G)The effective voting rights of the Minority Owners of Alloy under the governing documents of Alloy including the Alloy Shareholder Agreement and the Alloy Incentive Plan, are no greater than proportional based on relative percentage equity interest ownership.

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(H)Upon a sale of all of the equity interests of Alloy held by Borrower (or its affiliate), each Minority Owner of Alloy is contractually obligated to sell its equity interests to the purchaser of Borrower’s (or its affiliate’s) equity interests on substantially the same terms as the sale by Borrower (or its affiliate).
(I)The transactions contemplated by the Stock Purchase Agreement constitute a Permitted Acquisition and Investment under the Credit Agreement.

SECTION 6. Borrower Confirmations. Borrower hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as modified hereby.

SECTION 7. Guarantor Confirmations. Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as modified hereby.

SECTION 8. Acknowledgement of Loan Parties. Each of the Loan Parties hereby acknowledges and agrees that any amendment to the Amended and Restated Organizational Documents and the Alloy Incentive Plan, in a manner such that the representations and warranties set forth in Section 5(E), 5(F), 5(G) or 5(H) of this Agreement would not be true and correct after giving effect to such amendment shall be deemed to be materially adverse to the interests of the Lenders for purposes of Section 3.6(A) of the Credit Agreement.

SECTION 9. Conditions to Effectiveness. This Agreement shall become effective as of such date (herein called the “Agreement Effective Date”) when each of the following conditions shall have been met:

(A)Agreement. Administrative Agent shall have received (1) counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Requisite Lenders and (2) the documents listed on Exhibit A listed as required to be delivered on or before the Agreement Effective Date.
(B)No Default. No Default or Event of Default shall have occurred and be continuing.
(C)Representations and Warranties. The representations and warranties in Section 5 shall be true and correct as of the Agreement Effective Date.

SECTION 10. Costs and Expenses. Borrower agrees to pay to Administrative Agent, on demand, all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent, including, without limitation, the reasonable and documented fees and expenses of one deal counsel and one regulatory counsel retained by Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

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SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 12. Governed under Provisions of Credit Agreement. This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer and Treasurer

GUARANTORS:

COMMNET WIRELESS, LLC

COMMNET FOUR CORNERS, LLC

COMMNET OF ARIZONA, L.L.C.

GILA COUNTY WIRELESS, LLC

EXCOMM, L.L.C.

COMMNET OF NEVADA, LLC

TISDALE TELEPHONE COMPANY, LLC

COMMNET OF GEORGIA, LLC

COMMNET NEWCO, LLC

COMMNET OF TEXAS, LLC

ESSEXTEL, INC.

TISDALE NEBRASKA, LLC

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer and Treasurer

[Fourth Amendment, Consent and Confirmation Agreement – ATN International, Inc.]

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ATN VI, INC.

COMMNET WIRELESS SUBCO, LLC

COMMNET AZ, LLC

COMMNET NM, LLC

COMMNET NEVADA SUBCO, LLC

COMMNET FOUR CORNERS SUBCO, LLC

CHOICE SPLASH, LLC

COMMNET RURAL AMERICA, LLC

WESTNET NEVADA, LLC

ATN INTERNATIONAL SERVICES, LLC

ATLANTIC TELE-NETWORK, LLC

By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Treasurer

SAL SPECTRUM LLC

By:	ATN International, Inc., its Sole Member

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer and Treasurer

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COBANK, ACB, as Administrative Agent and as a Lender

By:	/s/ Gary Franke
Gary Franke
Managing Director

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FIFTH THIRD BANK, as a Lender

By:	/s/ Sergey Gevorgyan
	Name:	Sergey Gevorgyan
	Title:	Associate

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MUFG UNION BANK, N.A., as a Lender

By:	/s/ Colin Donnarumma
	Name:	Colin Donnarumma
	Title:	Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michelle C. Phillips
	Name:	Michelle C. Phillips
	Title:	Managing Director

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Jeremy A. Roewe
	Name:	Jeremy A. Roewe
	Title:	Vice President

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AGFIRST FARM CREDIT BANK, as a Voting Participant

By:	/s/ Christopher Reynolds
	Name:	Christopher Reynolds
	Title:	SVP

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AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:	/s/ Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

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FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ John McCarty
	Name:	John McCarty
	Title:	Director, Capital Markets

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FARM CREDIT WEST, FLCA, as a Voting Participant

By:	/s/ Austin Taylor
	Name:	Austin Taylor
	Title:	Vice President, Capital Markets

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FARM CREDIT OF NEW MEXICO, FLCA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA, as a Voting Participant

By:	/s/ Mitch Selking
	Name:	Mitch Selking
	Title:	Director – Corporate Agribusiness Lending

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FARM CREDIT EAST, ACA, as a Voting Participant

By:	/s/ Benjamin Thompson
	Name:	Benjamin Thompson
	Title:	Vice President